SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Check the appropriate box:
___      Preliminary Information Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
  X      Definitive Information Statement
---

                           Sierra Monitor Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

  X No fee required.
---
___   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
      (1)    Title of each class of securities to which transaction applies: N/A
                                                                            ----
      (2)    Aggregate number of securities to which transaction  applies:  N/A
                                                                          ------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
                                                --------------------------------
      (4)    Proposed maximum aggregate value of transaction:   N/A
                                                             -------------------
      (5)    Total fee paid:   N/A
                            ----------------------------------------------------
___   Fee paid previously with preliminary materials.
___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:   N/A
                                     -------------------------------------------
      (2)    Form, Schedule, or Registration Statement No.:   N/A
                                                            --------------------
      (3)    Filing Party:   N/A
                           -----------------------------------------------------
      (4)    Date Filed:  N/A
                         -------------------------------------------------------

                           SIERRA MONITOR CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 11, 1999


TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Sierra Monitor Corporation (the "Company") will be held at the Company's principal executive offices located at 1991 Tarob Court, Milpitas, California 95035, on Tuesday, May 11, 1999, at 10:00 a.m. local time, for the following purposes:

         1. To elect directors to serve for the ensuing year and until their successors are elected.

         2.    To  ratify  the   appointment   of  KPMG  LLP  as  the  Company's
               independent   public  accountants  for  the  fiscal  year  ending
               December 31, 1999.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Information Statement accompanying this Notice and in the Annual Report on Form 10-KSB which was separately mailed to shareholders on April 9, 1999.

         Only shareholders of record at the close of business on April 1, 1999 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. All shareholders are cordially invited to attend the Annual Meeting in person.


                                                      For the Board of Directors
                                                      SIERRA MONITOR CORPORATION

                                                      /s/ Gordon R. Arnold

                                                      Gordon R. Arnold
                                                      President


Milpitas, California
April 15, 1999

                           SIERRA MONITOR CORPORATION

                            INFORMATION STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 11, 1999


                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY


         The enclosed Information Statement has been prepared on behalf of the Board of Directors of Sierra Monitor Corporation, a California corporation ("Sierra Monitor" or the "Company"), with respect to Sierra Monitor's Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 11, 1999, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

         Sierra Monitor's principal executive offices are located at 1991 Tarob Court, Milpitas, CA 95035. The telephone number at that address is (408) 262-6611.

         This Information Statement was mailed on or about April 15, 1999 to all shareholders entitled to vote at the Annual Meeting.


                          INFORMATION CONCERNING VOTING

Record Date and Shares Outstanding

         Shareholders of record at the close of business on April 1, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, Sierra Monitor had issued and outstanding 10,967,588 shares of Common Stock.

Voting

         Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of directors to be elected. No shareholder, however, shall be entitled to cumulate votes for any candidate unless (i) the candidate's name has been placed in nomination prior to the voting and (ii) the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote. Votes against a particular proposal are counted for purposes of determining the presence or absence of a quorum and are also counted as having been "voted" with respect to the proposal for purposes of determining whether the requisite majority of voting shares has been obtained. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining whether a quorum is present at the Annual Meeting. The Company further believes that abstentions should be counted as having been voted with respect to the election of directors or the other proposals set forth herein for purposes of determining whether the requisite majority of the shares has been obtained. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions with respect to the election of directors and the proposals set forth herein in this manner.




                      PROPOSAL ONE - ELECTION OF DIRECTORS

Nominees

         A board of four directors is to be elected at the Annual Meeting. The Board of Directors of Sierra Monitor has authorized the nomination at the Annual Meeting of the persons named below as candidates. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the shareholders may vote for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

         The names of the  nominees and certain  information  about them are set forth below:
                                                                                                    Director
         Name of Nominee                Age                   Principal Occupation                   Since
-----------------------------------  -----------  ----------------------------------------------  -------------
Gordon R. Arnold                         53       President, Chief Financial Officer,                 1989
                                                  Secretary and Director of the Company

C. Richard Kramlich                      63       General Partner, New Enterprise Associates -        1989
                                                  Venture Capital

Jay T. Last                              69       President, Hillcrest Press                          1989

Robert C. Marshall                       67       Principal, Selby Venture Partners                   1998

         GORDON R. ARNOLD joined Sierra Monitor Corporation, a California corporation ("Old Sierra"), in December 1979 as Operations Manager and Vice President. He became President in 1984 and Chief Executive Officer in April 1985. In September 1989, Old Sierra merged into UMF Systems, Inc., a California corporation ("UMF"), and UMF changed its name to "Sierra Monitor Corporation." Mr. Arnold has served as the Company's President and Chief Financial Officer since the merger and as the Company's Secretary since February 1993. Mr. Arnold was also a director of Old Sierra from 1984 until the merger with UMF.

         C. RICHARD KRAMLICH became a director of Old Sierra in February 1980 and remained a director of the Company following the merger between Old Sierra and UMF. Since 1978, he has been a General Partner of New Enterprise Associates, a venture capital firm. Mr. Kramlich is also a director of Ascend Communications, Chalone, Inc., Lumisys, Inc., and Silicon Graphics, Inc.

         JAY T. LAST was a director of UMF from 1977 until September 1989 and became a director of the Company following the merger of Old Sierra and UMF. Mr. Last is the President of Hillcrest Press, a publishing company, and has been a business and technical consultant for over five years.

         ROBERT C. MARSHALL has been the principal of Selby Venture Partners, a venture capital firm, since October 1997. Mr. Marshall was President and CEO of Infogear Technology from April 1996 to October 1997. Prior to April 1996 Mr. Marshall held senior management positions with Tandem Computers for more than 20 years.

Vote Required

         The four nominees receiving the highest number of affirmative votes of the shares entitled to vote shall be elected as directors of the Company. Votes withheld from any directors are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under California law.

Recommendation of the Board of Directors

         The Board of Directors recommends that the shareholders vote FOR the election of the above-named nominees to the Board of Directors of the Company.


                  PROPOSAL TWO - RATIFICATION OF APPOINTMENT OF
                             INDEPENDENT ACCOUNTANTS

         The Board of Directors of Sierra Monitor has appointed KPMG LLP, independent public accountants, to audit the financial statements of Sierra Monitor for the current fiscal year ending December 31, 1999. It is expected that a representative of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer any appropriate questions.

Required Vote

         Approval of the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999 requires the affirmative vote of the holders of a majority of the shares present and voting at the meeting. In the event of a negative vote on such ratification, the Board of Directors will reconsider such appointment.

Recommendation of the Board of Directors

         The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999.

         Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth the shares of Common Stock  beneficially owned as of the Record Date by the following  persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock, by each director of the Company,  by the Chief Executive Officer of the Company,
by the  other  executive  officers  of the  Company,  and by all  directors  and officers of the Company as a group:
                                                                                                     Shares
                                                                                              Beneficially Owned (2)
                                                                                      ------------------------------------
            Five-Percent Shareholders, Directors, Executive Officers(1)                    Number             Percent
------------------------------------------------------------------------------------  ------------------  ----------------
Five-Percent Shareholders:

Shires Income plc. ................................................................           1,549,134             14.1%

   c/o Glasgow Investment Managers
   Sutherland House, 149 St. Vincent Street
   Glasgow, Scotland G2-5DR


Directors and Executive Officers:

C. Richard Kramlich(3).............................................................           2,024,494             18.5%

Jay T. Last........................................................................           2,016,942             18.4%

Gordon R. Arnold(4)................................................................           1,036,119              9.4%

Robert C. Marshall.................................................................             247,254              2.3%

Edward K. Hague (5)................................................................             302,159              2.8%

Stephen R. Ferree(6)...............................................................             210,209              1.9%

Michael C. Farr(7).................................................................             189,209              1.7%

All officers and directors as a group (7 persons)(2)-(8)...........................           6,026,386             54.9%

------------------------------

(1) Unless otherwise indicated, the business address of each of the beneficial owners listed in this table is: c/o Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, California 95035.
(2) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(3)  Includes 100,000 shares held by Pamela P. Kramlich, Mr. Kramlich's wife.
(4) Includes 62,500 shares subject to stock options exercisable within 60 days of the Record Date.
(5) Includes 70,834 shares subject to stock options exercisable within 60 days of the Record Date.
(6) Includes 55,209 shares subject to stock options exercisable within 60 days of the Record Date.
(7) Includes 55,209 shares subject to stock options exercisable within 60 days of the Record Date.
(8) Includes 243,752 shares subject to stock options exercisable within 60 days of the Record Date.

                                   MANAGEMENT

Executive Officers

         The executive officers of the Company and their ages are as follows:

                Name                      Age                                Position
 -----------------------------------   -----------  -----------------------------------------------------------
 Gordon R. Arnold                          53       President, Chief Financial Officer and Secretary

 Michael C. Farr                           41       Vice President, Operations

 Stephen R. Ferree                         51       Vice President, Marketing

 Edward K. Hague                           37       Vice President, Engineering

         Executive officers hold office until their successors are chosen, subject to early removal by the Board of Directors.

         There are no family relationships between any of the directors or executive officers of the Company.

Board Meetings and Committees

         The Board of Directors held three meetings during the fiscal year ended December 31, 1998. Each current Director attended all of the meetings of the Board of Directors held during the last fiscal year. The Board of Directors does not have a standing audit, nominating or compensation committee or other any other committees performing similar functions.

Certain Relationships and Related Transactions

         On September 23, 1998 the Company acquired the rights to manufacture and sell a product known as the Communications Bridge [the "Bridge"]. The rights were acquired from Edward Hague, the Company's current Vice President of Engineering who had developed the product prior to his employment. The Company believes that the Bridge has the potential to become an important product family which could enhance the Company's ability to sell gas monitoring devices and also generate sales in markets outside the gas monitoring industry. In consideration for the acquisition of the Bridge, the Company paid Mr. Hague $130,300 cash and issued 211,325 shares of unregistered common stock. The acquisition of the Bridge was unanimously approved by all members of the Board of Directors as an arms length transaction. The Company believes that the transaction as set forth above was made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties, had such product been available.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth the cash compensation, including bonuses, paid to the Chief Executive Officer of the Company and the next most highly paid executive officers for the three fiscal years ended December 31, 1998. No other executive officer of the Company received more than $100,000 in compensation during fiscal 1998.
                                            Summary Compensation Table


                                                                                 Long-Term
                                                                                Compensation
                                                                                   Awards
                                                                              -----------------
                                                  Annual Compensation            Securities
                                               ---------------------------       Underlying           All Other
                                                 Salary           Bonus          Options            Compensation
Name and Principal Position                        ($)             ($)              (#)                  ($)
------------------------------------           ------------    -----------    -----------------    -----------------
Gordon R. Arnold                         1998       78,931               0          100,000          72,733 (1)
  Chief Executive Officer                1997       75,723               0          100,000          55,633 (2)
                                         1996       72,019               0          200,000          51,835 (3)

Michael C. Farr                          1998       86,700               0           75,000          49,820 (4)
  Vice President, Operations             1997       86,700               0           90,000          32,672 (5)
                                         1996       84,048               0          140,000          32,747 (6)

Stephen R. Ferree                        1998       81,000               0           75,000          44,633 (7)
  Vice President, Marketing              1997       81,000               0           90,000          32,461 (8)
                                         1996       77,007               0          140,000          29,445 (9)

Edward K. Hague                          1998      125,131               0          200,000           3,717 (10)
  Vice President, Engineering            1997       56,196               0          100,000           2,018 (11)
                                         1996            0               0                0               0

-----------------------------

(1) Represents $69,167 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $374 life insurance premium, and $2,842 under the Company's medical insurance plan paid in fiscal 1998.
(2) Represents $52,324 paid in sales commissions, a $250 contribution by the Company under its 401(k) plan, $374 life insurance premium, and $2,675 under the Company's medical insurance plan paid in fiscal 1997.
(3) Represents $49,208 paid in sales commissions, a $250 contribution by the Company under its 401(k) plan, $238 life insurance premium, and $2,139 under the Company's medical insurance plan paid in fiscal 1996.
(4) Represents $45,988 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $132 life insurance premium, and $3,350 under the Company's medical insurance plan paid in fiscal 1998.
(5) Represents $29,954 paid in sales commissions, a $250 contribution by the Company under its 401(k) plan, $150 life insurance premium, and $2,318 under the Company's medical insurance plan paid in fiscal 1997.
(6) Represents $28,506 paid in sales commissions, a $250 contribution by the Company under its 401(k) plan, $274 life insurance premium, and $3,717 under the Company's medical insurance plan paid in fiscal 1996.
(7) Represents $38,176 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $374 life insurance premium, and $5,733 under the Company's medical insurance plan paid in fiscal 1998.
(8) Represents $22,980 paid in sales commissions, a $250 contribution by the Company under its 401(k) plan, $374 life insurance premium, and $8,857 under the Company's medical insurance plan paid in fiscal 1997.
(9) Represents $23,590 paid in sales commissions, a $250 contribution by the Company under its 401(k) plan, $277 life insurance premium, and $5,328 under the Company's medical insurance plan paid in fiscal 1996.
(10) Represents a $350 contribution by the Company under its 401(k) plan, $86 life insurance premium, and $3,281 under the Company's medical insurance plan paid in fiscal 1998
(11) Represents a $250 contribution by the Company under its 401(k) plan, $36 life insurance premium, and $1,732 under the Company's medical insurance plan paid in fiscal 1997.

Compensation of Directors

         Directors of the Company who are not employees receive a fee of $100 for each Board meeting they attend. Directors receive no other fees.

                             EMPLOYEE BENEFIT PLANS

         The following table sets forth the number and terms of options granted to the executive officers named in the Summary Compensation Table during the year ended December 31, 1998:
                                           Option Grants in Last Fiscal Year

                                    Individual Grants
-------------------------------------------------------------------------------------------
                                                                                               Potential Realizable
                               Number of                                                          Value at Assumed
                              Securities        % of Total                                     Annual Rates of Stock
                              Underlying          Options                                        Price Appreciation
                                Options         Granted to       Exercise                       for Option Term (1)
                                Granted        Employees in        Price       Expiration     ------------------------
           Name                   (#)           Fiscal Year      ($/Share)        Date          5% ($)      10% ($)
---------------------------  --------------  -----------------  ------------  -------------   -----------  -----------
Gordon R. Arnold                 50,000            18.2%           $0.56         4/8/08        $17,608      $44,625

Michael C. Farr                  25,000             9.1%           $0.56         4/8/08         $8,804      $22,312

Stephen R. Ferree                25,000             9.1%           $0.56         4/8/08         $8,804      $22,312

Edward K. Hague                 100,000            36.4%           $0.56         4/8/08        $35,218      $89,250

(1) The assumed 5% and 10% compound rates of annual stock appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. Assuming a ten year term of the option, the total calculated compounded amount of stock appreciation is 63% (assuming 5% per year) and 159% (assuming 10% per year).

      The  following  table  provides  the  specified   information   concerning
exercises of options to purchase the Company's  Common Stock and the fiscal year end value of unexercised options held by each of the executive officers named in the Summary Compensation Table during the year ended December 31, 1998.

                                  Aggregated Option Exercises in Last Fiscal Year
                                         and Fiscal Year End Option Values

                                                                                          Value of Unexercised
                                                            Number of Securities     --------------------------------
                                                           Underlying Unexercised        In-the-Money Options (1)
                                                                Options at                          At
                             Shares         Value               FY End (#):                     FY End ($):
                          Acquired on     Realized   -------------------------------- --------------------------------
         Name             Exercise (#)       ($)       Exercisable     Unexercisable    Exercisable    Unexercisable

 ---------------------  --------------- ------------ --------------  ---------------- -------------- -----------------
 Gordon R. Arnold               50,000       36,875       44,792           55,208          39,193           48,307

 Michael C. Farr                40,000       29,500       44,792           30,208          39,193           26,432

 Stephen R. Ferree              40,000       29,500       44,792           30,208          39,193           26,432

 Edward K. Hague                     0            0       35,417          164,583          30,990          144,010

(1) Represents the market value of the securities underlying the options at the fiscal year end, less the exercise price of "in-the-money" options. The closing price of the Company's last reported sale of Common Stock on December 31, 1998 was $0.875 per share. Includes incentive stock options previously granted to employees under the Company's 1986 and 1996 Option Plans with exercise prices ranging from $0.22 to $0.56 per share.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities during fiscal year 1998 to file reports of initial ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 1998, all remaining Section 16(a) filing requirements applicable to its officers, directors and ten-percent shareholders were complied with, except that in connection with the grant of an option to purchase shares of the Company's common stock to Edward Hague his Form 4 was inadvertently filed late due to an administrative error.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the meeting.


                                                   For the Board of Directors
                                                   SIERRA MONITOR CORPORATION

                                                   /s/ Gordon R. Arnold

                                                   Gordon R. Arnold
                                                   President

Dated:  April 15, 1999